UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 4, 2006
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                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

      California                         0-19222                  94-3010150
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

        505 Penobscot Drive, Redwood City, California              94063
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code          (650) 369-9500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01         NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED
                  LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On April 4, 2006, Genelabs Technologies, Inc. ("Genelabs" or the "Company") received a staff determination letter from The Nasdaq Stock Market ("Nasdaq") stating that the Company does not comply with Nasdaq Marketplace Rule 4310(c)(2)(B). The Rule requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The staff determination letter further states that the Company's eligibility for continued listing on The Nasdaq Capital Market is presently under staff review, and requested that the Company provide Nasdaq with a specific plan to achieve and sustain compliance with The Nasdaq Capital Market listing requirements. If the Nasdaq staff determines that the Company does not meet continued listing requirements, the Company will receive a delisting notice and may then appeal the determination to a Nasdaq Listing Qualifications Panel.

Genelabs intends to submit a plan to Nasdaq to achieve and sustain compliance with all listing requirements.

A copy of the press release announcing the receipt of the staff determination letter from Nasdaq is attached as Exhibit 99.1 hereto.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

99.1 Press Release, dated April 7, 2006, entitled "Genelabs Announces Receipt of Notice from Nasdaq and Drug Development Restructuring."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              GENELABS TECHNOLOGIES, INC.



                                              By: /s/ Matthew M. Loar
                                                  -----------------------------
                                              Name:  Matthew M. Loar
                                              Title:    Chief Financial Officer
Date:  April 7, 2005



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                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1 Press Release, dated April 7, 2006, entitled "Genelabs Announces Receipt of Notice from Nasdaq and Drug Development Restructuring."